UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2013

 L Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of Principal Executive Offices)	(Zip Code)

(614) 415-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

L Brands, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 23, 2013.  The matters voted upon, each of which is described in the 2013 Proxy Statement filed on April 12, 2013 (the “Proxy Statement”), and the results of the voting were as follows:

Election of Directors

Dennis S. Hersch, David T. Kollat, William R. Loomis, Jr. and Leslie H. Wexner were elected to the Board of Directors for a term of three years.  Of the 248,639,139 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares voted against, the number of shares abstained and the number of broker non-votes were as follows, with respect to each of the nominees:

	For	Against	Abstain	Broker Non-Vote
Dennis S. Hersch	225,253,908	5,828,963	546,459	17,009,809
David T. Kollat	217,989,193	13,089,684	550,453	17,009,809
William R. Loomis, Jr.	229,733,392	1,514,989	380,949	17,009,809
Leslie H. Wexner	222,405,388	6,634,211	2,589,731	17,009,809

In addition, directors whose term of office continued after the Annual Meeting were:  E. Gordon Gee, Donna A. James, Jeffrey H. Miro, Michael G. Morris, Allan R. Tessler, Abigail S. Wexner and Raymond Zimmerman.

Ratification of the Independent Registered Public Accountants

The appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the 2013 fiscal year was ratified, with 247,196,848 shares voting for the appointment, 1,056,167 shares voting against the appointment and 386,124 shares abstaining.

Advisory Vote on Executive Compensation

The compensation of the Company’s executive officers as described in the 2013 Proxy Statement was approved by the stockholders, on an advisory basis, with 210,769,892 shares voting for the Company’s executive compensation, 20,100,452 shares voting against the Company’s compensation, 758,986 share abstaining and 17,009,809 broker non-votes.  91.29% of the shares voting on the proposal voted in favor of the proposal.

Company Proposal to Provide for Annual Election of Directors

The Company’s proposal to amend the Certificate of Incorporation to provide for the annual election of directors did not receive a sufficient number of votes from stockholders to be approved, with 172,956,524 shares voting for the proposal, 54,128,752 shares voting against the proposal, 4,544,054 shares abstaining and 17,009,809 broker non-votes.  In order to be approved, this proposal required the affirmative vote of at least 75% of the outstanding shares entitled to vote at the annual meeting.  59.81% of the total number of shares outstanding at April 3, 2013, the record date, voted in favor of the proposal.

Stockholder Proposal Regarding Accelerated Vesting of Equity Awards

The stockholder proposal regarding the accelerated vesting of equity awards was rejected by the stockholders, with 53,960,491 shares voting for the proposal, 176,895,269 shares voting against the proposal, 773,570 shares abstaining and 17,009,809 broker non-votes.  23.37% of the shares voting on the proposal voted in favor of the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L Brands, Inc.

Date: May 30, 2013	By	/s/ Douglas L. Williams
		Name:	Douglas L. Williams
		Title:	Executive Vice President & General Counsel